Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

ORDER  FOR  SUPPLIES  OR  SERVICES
                                                                  PAGE  1  OF  9
1. CONTRACT/PURCH. ORDER/AGREEMENT NO. HQ0006-04-D-0002
2. DELIVERY ORDER/CALL NO.  00020001
3.  DATE  OF ORDER/CALL 2004 MAR 01
4.  REQ./PURCH. REQUEST NO. 48934, BASIC
5.  PRIORITY
6.  ISSUED  BY     CODE:  HQ0006
     MISSILE  DEFENSE  AGENCY  (MDA)
     7100  DEFENSE  PENTAGON
     WASHINGTON  DC  20301-7100
7.  ADMINISTERED  BY      CODE:  S0514A
     DCMA  SAN  DIEGO
     7675  DAGGET  STREET
     SUITE  100/200
     SAN  DIEGO  CA  92111-2241
8.  DELIVERY  FOB  [X]  DESTINATION  [  ]  OTHER
9.  CONTRACTOR     CODE:  1J2T1     FACILITY:
     SPACEDEV,  INC.
     RICHARD  SLANSKY
     13855  STOWE  DRIVE
     POWAY  CA  92064
10.  DELIVERY  TO  FOB  POINT  BY:  SEE  SCHEDULE
11.  MARK  IF  BUSINESS  IS  [  ]  SMALL [ ] SMALL DISADVANTAGED [ ] WOMEN-OWNED
12.  DISCOUNT  TERMS  N/A
13.  MAIL  INVOICES  TO  THE  ADRESS  IN  BLOCK   SEE  ITEM  15
14.  SHIP  TO     CODE:  HQ0006
     MISSILE  DEFENSE  AGENCY  (MDA)
     DIANA  EICHFELD
     7100  DEFENSE  PENTAGON
     WASHINGTON  DC  20301-7100
15.  PAYMENT  WILL  BE  MADE  BY     CODE:  HQ0339
     DFAS/CO  -  WEST  ENTITLEMENT  OPERATIONS
     P.O.  BOX  182381
     3990  EAST  BROAD  STREET  BLDG  21
     COLUMBUS  OH  43218-2381
16.  TYPE  OF  ORDER:
   [X] DELIVERY/CALL This delivery order/call is issued on another Government agency or in accordance with and subject to terms and conditions of above numbered contract.
   [  ]  PURCHASE  Reference  your  quote dated   Furnish the following on terms
specified  herein.

ACCEPTANCE. THE CONTRACTOR HEREBY ACCEPTS THE OFFER REPRESENTED BY THE NUMBERED PURCHASE ORDER AS IT MAY PREVIOUSLY HAVE BEEN OR IS NOW MODIFIED, SUBJECT TO ALL OF THE TERMS AND CONDITIONS SET FORTH, AND AGREES TO PERFORM THE SAME.

NAME  OF  CONTRACTOR  -  SIGNATURE  -
SpaceDev                 /s/ Richard B. Slansky
-----------------------------------------------
TYPED  NAME  AND  TITLE  -  DATE  SIGNED
Richard B. Slansky          April 1, 2004
-----------------------------------------

   [X] If this box is marked, supplier must sign Acceptance and return the following number of copies: 1
17.  ACCOUNTING  AND  APPROPRIATION  DATA/LOCAL  USE
     SEE  SCHEDULE
18.  ITEM NO. 19 SCHEDULE OF SUPPLIES/SERVICES
20.  QUANTITY ORDERED/ACCEPTED
21.  UNIT
22.  UNIT  PRICE
23.  AMOUNT SEE  SCHEDULE
24.  UNITED  STATES  OF  AMERICA
     TEL:
     EMAIL:
     BY:  CONTRACTING/ORDERING OFFICER
25.  TOTAL:  $  1,414,404.00
26.  DIFFERENCES
27   a.  QUANTITY  IN  COLUMN  20  HAS  BEEN  [  ]  INSPECTED  [  ]  RECEIVED
        [  ]  ACCEPTED,  AND  CONFORMS  TO  THE  CONTRACT  EXCEPT  AS  NOTED
     b.  SIGNATURE  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE  c.  DATE
     d.  PRINTED  NAME  AND  TITLE  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE
     e.  MAILING  ADDRESS  OF  AUTHORIZED  GOVERNMENT  REPRESENTATIVE
     f.  TELEPHONE  NUMBER
     g.  E-MAIL  ADDRES
28.  SHIP  NO.  [  ]  PARTIAL  [  ]  FINAL
29.  DO  VOUCHER  NO.
30.  INITIALS
31.  PAYMENT  [  ]  COMPLETE  [  ]  PARTIAL  [  ]  FINAL
32.  PAID  BY
33.  AMOUNT  VERIFIED  CORRECT  FOR
34.  CHECK  NUMBER
35.  BILL  OF  LADING  NO.
36.  I  CERTIFY  THIS  ACCOUNT  IS  CORRECT  AND  PROPER  FOR  PAYMENT.
     a.  DATE  b.  SIGNATURE  AND  TITLE  OF  CERTIFYING  OFFICER
37.  RECEIVED  AT
38.  RECEIVED  BY
39.  DATE  RECEIVED
40.  TOTAL  CONTAINERS
41.  S/R  ACCOUNT  NO.
42.  S/R  VOUCHER  NO.

DD  FORM  1155  DEC  2001




                                                                HQ0006-04-D-0002
                                                                            0001
                                                                     Page 2 of 9


Section  B  -  Supplies  or  Services  and  Prices



   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0001                              7,018        Labor
                                                  Hours
               Micro  Sat  Distributed  Sensing  Experiment
               CPFF
               The Contractor shall conduct a micro satellite distributed sensing experiment and conduct other micro satellite studies and experiments as required in accordance with the Statement of Objectives (SOO) in Section C-1. NOTE: The unit of issue of 1
               Labor  Hour equates to 1 Direct Productive Labor Hour (DPLH). See
               Special  Contract  Requirement  H-1.
               PURCHASE  REQUEST  NUMBER:  48934,  BASIC

                                                ESTIMATED COST     $1,033,253.00
                                                        FIXED FEE     $87,476.00
                                          TOTAL EST COST + FEE     $1,120,729.00
                                                                   -------------
                                         ACRN AA Funded Amount     $1,120,729.00

FOB:  Destination



   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0002                                           Cost
               Other  Direct  Costs  -  Travel
               COST
               Travel  to  support  MDA/AS  in  accordance with the SOO (Section
               C-1).  PURCHASE  REQUEST  NUMBER:  48934,  BASIC

                                                   ESTIMATED COST     $20,675.00
                                            ACRN AA Funded Amount     $20,675.00

FOB:  Destination

   ITEM NO     SUPPLIES/SERVICES     QUANTITY     UNIT     UNIT PRICE     AMOUNT
   0003                                                                      NSP
               Data  and  Reports
               CPFF
               Provide data and reports for CLIN 0001 in accordance with the Statement of Objectives (SOO) in Section C-1. THIS LINE ITEM IS
               NOT  SEPARATELY  PRICED  (NSP)  FROM  LINE  ITEM  0001.
               PURCHASE  REQUEST  NUMBER:  48934,  BASIC

                                                        ESTIMATED COST     $0.00
                                                             FIXED FEE     $0.00
                                                  TOTAL EST COST + FEE     $0.00
                                                                           -----
                                                         Funded Amount     $0.00

FOB:  Destination

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Section  C  -  Descriptions  and  Specifications

CLAUSES  INCORPORATED  BY  FULL  TEXT


C-01     SCOPE  OF  WORK  (JAN  2001)

     The Contractor shall perform the work specified in the SOO below, and shall provide any material, equipment, and facilities incidental to performance.

                             STATEMENT OF OBJECTIVES
                                 TASK ORDER 0001
                                HQ0006-04-D-0002
                              TYPE: CPFF COMPLETION
                             ESTIMATED DPLH:  7,018

                         DISTRIBUTIVE SENSING EXPERIMENT
                               EXPERIMENT ANALYSIS
                                 14 JANUARY 2004

1.0     BACKGROUND
        ----------

This is a task order contract to conduct a micro satellite Distributed Sensing Experiment and, possibly as an option, a laser communications experiment, and to conduct other micro satellite studies and experiments as required. The experiments and studies shall require SpaceDev, Inc. to procure hardware and software pursuant to design, build, test, integrate with launch vehicles, and operate micro satellites for the purpose of supporting the Ballistic Missile Defense System (BMDS). This task order contracts for the Experiment Analysis Phase.

2.0     SCOPE
        -----

SpaceDev, Inc. shall be the prime contractor providing all labor, material, and administrative activities necessary to perform the Experiment Analysis Phase of the Distributive Sensing Experiment.

3.0     PERIOD  OF  PERFORMANCE
        -----------------------

The period of performance for this phase is date of task order award through September 30, 2004.

4.0     REQUIREMENTS
        ------------
4.1     [******]
4.1.1     [******]

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to a confidentiality request. Omissions are designated ******. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.1.2     [******]
4.1.3     [******]
4.2       [******]
4.3       [******]
4.4       [******]
4.5       [******]
4.5.1     [******]
4.5.2     [******]
4.5.3     [******]
4.5.4     [******]
4.5.5     [******]
4.5.6     [******]
4.5.7     [******]
4.5.8     [******]

5.0     DELIVERABLES
        ------------

The deliverables for the Experiment Analysis Phase are described in the table below.
                           Deliverable                               Description
Funds  and  Labor  Hours  Expenditure  Report  (FLHER)                  [******]
------------------------------------------------------                 ---------
Monthly  Status  Report                                                 [******]
-----------------------                                                ---------
Quarterly  Progress  Review  Briefing                                   [******]
-------------------------------------                                  ---------

System  Functional  Review  Documentation  and  Briefing                [******]
--------------------------------------------------------               ---------

6.0     GOVERNMENT  FURNISHED  EQUIPMENT  (GFE)
        ---------------------------------------

The  Government  does  not  plan  to provide any GFE for the Experiment Analysis
Phase.

Section  E  -  Inspection  and  Acceptance




INSPECTION  AND  ACCEPTANCE  TERMS

Supplies/services  will  be  inspected/accepted  at:

CLIN     INSPECT  AT     INSPECT  BY     ACCEPT  AT     ACCEPT  BY
----     -----------
0001     Destination     Government     Destination     Government
0002     Destination     Government     Destination     Government
0003     Destination     Government     Destination     Government

Section  F  -  Deliveries  or  Performance




DELIVERY  INFORMATION

CLIN     DELIVERY  DATE       QUANTITY   SHIP  TO  ADDRESS                   UIC

0001     POP 01-MAR-2004 TO   N/A        MISSILE  DEFENSE  AGENCY  (MDA)  HQ0006
         01-SEP-2004                     DIANA  EICHFELD
                                         7100  DEFENSE  PENTAGON
                                         WASHINGTON  DC  20301-7100
                                         703-882-6587
                                         FOB:  Destination
0002     POP 01-MAR-2004 TO   N/A       (SAME  AS  PREVIOUS  LOCATION)    HQ0006
         01-SEP-2004                     FOB:  Destination
0003     POP 01-MAR-2004 TO   N/A       (SAME  AS  PREVIOUS  LOCATION)    HQ0006
         01-SEP-2004                     FOB:  Destination

Section  G  -  Contract  Administration  Data


ACCOUNTING  AND  APPROPRIATION  DATA

AA:     9740400.2520  30603175C  2525  012123  BMDO0137218934
AMOUNT:     $1,141,404.00